UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 4, 2013
Date of Report (Date of earliest event reported)

DIGITAL CINEMA DESTINATIONS CORP.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	333-178648	27-3164577
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 East Broad Street Westfield, New Jersey		07090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 396-1360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On October  4, 2013, Digital Cinema Destinations Corp. (the “Company”) entered into Subscription  Agreements (collectively, the “Subscription Agreements”) with investors who agreed to purchase an aggregate of 1,141,000 shares (the “Shares”) of the Company’s Class A common stock, par value $.01 per share, for a purchase price of $5.00 per share, or an aggregate of approximately $5.7 million in gross proceeds.  The form of Subscription Agreement to be used in the offering is filed as Exhibit 10.31 to this Current Report on Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Subscription Agreement is qualified in its entirety by reference to Exhibit 10.31.

Barrington Research Associates, Inc. (“Barrington”) acted as Placement Agent for the offering of the Shares (the “Offering”).  The Company has agreed to pay Barrington a commission of 6% of the gross proceeds of the Offering, or an aggregate of $342,300.  The Company has also agreed to reimburse Barrington for its out-of-pocket expenses, in an amount not to exceed $110,000, including the fees and disbursements of its legal counsel.  In connection with the Offering, the Company and Barrington entered into  a Placement Agent Agreement, the form of which is filed as Exhibit 10.32 to this Current Report on Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Placement Agent Agreement is qualified in its entirety by reference to Exhibit 10.32.

The closing of the Offering is expected to take place on October 9, 2013, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus, dated May 21, 2013, a prospectus supplement dated October 4, 2013, and the Company’s shelf registration statement on Form S-3 (Registration No. 333-188275) which was declared effective on May 21, 2013.

The legal opinion and consent of Eaton & Van Winkle LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 4, 2013, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Eaton & Van Winkle LLP.

10.31	Form of Subscription Agreement, dated as of October 4, 2013, between the Company and the investors in the Offering.

10.32	Placement Agent Agreement, dated as of October 4, 2013, between the Company and Barrington Research Associates, Inc.

23.1	Consent of Eaton & Van Winkle LLP (reference is made to Exhibit 5.1 hereto).

99.1	Press Release issued by the Company on October 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CINEMA DESTINATIONS CORP. (Registrant)

Date: October 4, 2013	By:	/s/ A. Dale Mayo
Name: A. Dale Mayo
Title: Chief Executive Officer and Chairman